Exhibit 10.7
SECURITY AGREEMENT SUPPLEMENT
          Supplement No. 1 (this “Supplement”) dated as of August 16, 2010, to the Security Agreement, dated as of March 12, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and SUNTRUST BANK, in its capacity as Collateral agent for the Secured Parties (together with its successors, “Collateral Agent”).
W I T N E S S E T H:
          WHEREAS, pursuant to that certain Credit Agreement, dated as of March 12, 2010 (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Zayo Group, LLC, a Delaware limited liability company (the “Administrative Borrower”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with the Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors (the “Guarantors”), the financial institutions party thereto as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, SunTrust Bank, as the administrative agent for the Lenders (the “Administrative Agent”), and SunTrust Bank, as Collateral Agent, the Lender Group is willing to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof;
          WHEREAS, pursuant to that certain Indenture, dated as of March 12, 2010 (as amended, restated, supplemented. Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Indenture”), by and among the Borrower, the Guarantors and The Bank of New York Mellon Trust Company, N.A. , as indenture trustee for the holders of the Senior Note Indebtedness (the “Trustee”; together with the Lender Group, Collateral Agent and the holders from time to time of the Senior Note Indebtedness, and any Additional Loan and Notes Secured Parties (as defined in the Intercreditor Agreement), the “Secured Parties”), the Borrowers issued or propose to issue their 10.25% Senior Secured Notes due 2017 in the original principal amount of $250,000,000;
          WHEREAS, the Secured Parties are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement and the Indenture, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of March 12, 2010 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement):
          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement;
          WHEREAS, Grantors have entered into the Security Agreement in order to induce the Secured Parties to make certain financial accommodations to the Borrower; and
          WHEREAS, pursuant to the Credit Agreement and the Indenture, new direct or indirect Domestic Subsidiaries of the Borrower must execute and deliver certain Loan Documents and Senior Note Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Collateral Agent, for the benefit of the Secured Parties;

          NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:
     1. In accordance with Section 25 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Secured Parties, a security interest in and security title to all assets of such New Grantor of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, “Trade Names; Organizational Identification Numbers; Chief Executive Offices”, Schedule 8, “Owned Real Property”, Schedule 9, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8 and Schedule 9, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.
     2. Each New Grantor represents and warrants to the Secured Parties that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
     5. This Supplement shall be construed in accordance with and governed by the laws of the State of New York.
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          IN WITNESS WHEREOF, each New Grantor and Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	ZAYO FIBER SOLUTIONS, LLC
	By:	/s/ Scott E. Beer
		Name:	Scott E. Beer
		Title:	General Counsel & Secretary

COLLATERAL AGENT:	SUNTRUST BANK
By:
Name:
Title:

Security Agreement Supplement

SECURITY AGREEMENT SCHEDULE SUPPLEMENT
As of August 16, 2010

Schedule 1
Commercial Tort Claims
     None.

Schedule 2
Copyrights
     None.

Schedule 3
Intellectual Property Licenses
     None.

Schedule 4
Patents
     None.

Schedule 5
Pledged Companies

% of Total
Equity
Represented
			Number of	Certificate	by
Pledgor	Pledged Entity	Type of Interest	Shares/Units	No.	Certificate
Zayo Group, LLC	Zayo Fiber	Membership Interest	1,000	1	100%
	Solutions, LLC	Units

Schedule 6
Trademarks
None

Schedule 7
Trade Names; Organizational Identification Numbers; Chief Executive Offices

	Trade Name	Organizational
Entity, State of	(within last 5	Identification	Chief Executive	Principal Place	Location of
Incorporation	years)	Number	Office	of Business	Books/Records
Zayo Fiber Solutions, LLC, Delaware	f/k/a AGL Networks, LLC	EIN 58-2567531	400 Centennial Parkway, Ste 200 Louisville, CO 80027	400 Centennial Parkway, Ste 200 Louisville, CO 80027	400 Centennial Parkway, Ste 200 Louisville, CO 80027

Schedule 8
Owned Real Property
     None.

Schedule 9
List of Uniform Commercial Code Filing Jurisdictions

	Filing Jurisdiction –	Filing Jurisdiction –
Grantor	Personal Property	Transmitting Utility Filing
Zayo Fiber Solutions, LLC	Delaware	Delaware, Georgia, North Carolina, Arizona, Missouri*, Tennessee*, Virginia*

* States where ZFS leases 3rd party fiber to support customer solutions (not ZFS owned fiber)

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